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                           COLUMBIA FUNDS SERIES TRUST
                     COLUMBIA CONNECTICUT MUNICIPAL RESERVES
                    COLUMBIA MASSACHUSETTS MUNICIPAL RESERVES
                                 G-TRUST SHARES
                                  (THE "FUNDS")

                         SUPPLEMENT DATED MARCH 24, 2006
                     TO PROSPECTUSES DATED DECEMBER 30, 2005


         Effective immediately, the prospectuses for G-Trust Shares of the Funds are hereby supplemented by removing the following two sentences from the section entitled "BUYING, SELLING AND EXCHANGING SHARES":

         - Subject to certain limited exceptions discussed below, the Fund is no longer accepting new investments from prospective investors in G-Trust Shares. Shares of the Fund currently may only be purchased by current shareholders and by investors who purchase shares through exchanges of G-Trust Shares of other Funds.



INT-47/108923-0306